SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 14, 1999


                         BIG FLOWER PRESS HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                 1-14084                  13-3768322
(State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)            File Number)           Identification No.)

3 East 54th Street, New York, New York                            10022
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600








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ITEM 5.  OTHER EVENTS.

         On May 14, 1999, Big Flower Press Holdings, Inc. (the "Registrant") issued a press release, the text of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety, announcing that it has extended, to May 20, 1999 5:00 p.m. New York City time, the expiration date of its offer to exchange registered 8-5/8% Senior Subordinated Notes due 2008 for all of its outstanding unregistered 8-5/8% Senior Subordinated Notes due 2008.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed herewith:

Exhibit
Number            Description
-----------       --------------------------------------------------------

  99.1            Registrant's press release, dated May 14, 1999


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIG FLOWER PRESS HOLDINGS, INC.



Date: May 14, 1999                          By:  /s/ Irene B. Fisher
                                               ---------------------------------
                                               Irene B. Fisher
                                               Vice President and
                                                 Associate General Counsel



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EXHIBIT INDEX

                                                                    Sequentially
                                                                      Numbered
Exhibit No.      Description                                            Page
-----------      ----------------------------------------------     ------------

99.1             Registrant's press release, dated May 14, 1999          5




















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